                                                                   Exhibit 10.14

                                                        Draft of August 13, 1999




                                  $100,000,000

                               LaBRANCHE & CO INC.

                             % SENIOR NOTES DUE 2004

                               PURCHASE AGREEMENT


                                                                 August __, 1999


SALOMON SMITH BARNEY Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation
As Representatives of the
  Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Dear Sirs:

                  LaBranche & Co Inc., a Delaware corporation ("LABINC." or the "ISSUER"), proposes, upon the terms and conditions set forth herein, to issue and sell to the several parties named in SCHEDULE I hereto (the "INITIAL PURCHASERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, $100,000,000 aggregate principal amount of its __% Senior Notes due 2004 (the "NOTES"). The Notes are to be issued under an indenture, to be dated as of August __, 1999 (the "INDENTURE"), by and between the Company and Firstar Bank, N.A., as trustee (the "TRUSTEE"). The Notes have the benefit of a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated as of August , 1999, among the Issuer and the Initial Purchasers, pursuant to which the Issuer has agreed to register the Notes under the Securities Act subject to the terms and conditions specified therein. To the extent there are no additional parties listed on SCHEDULE I other than you, the term "Representatives" and Initial Purchasers shall mean you as the Initial Purchasers, and the terms shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.

                  For purposes of the representations and warranties set forth in Section 5 and the conditions set forth in Section 7, unless the context otherwise requires, prior to the consummation of the Reorganization Transactions (as defined below), references to the "COMPANY" shall be deemed to be references to LaBranche & Co., a New York limited partnership ("LABCO."), and after consummation of the Reorganization Transactions, references to the "COMPANY" shall be deemed to be references to LaBInc.

                  It is understood and agreed to by all parties that in connection with the reorganization of the business of LaBCo. from partnership to corporate form, a series of transactions that are described in the Offering Memorandum (as defined below) under the caption "Certain Transactions--Reorganization and Related Transactions" in the Offering Memorandum will occur not later than concurrent with the Closing Date (as defined below). Such transactions are hereinafter referred to as the "REORGANIZATION TRANSACTIONS"). The award of restricted stock units to employees, the award of options for common stock to employees on a discretionary basis and the issuance of common stock to certain individuals and entities in exchange for their limited partnership interests in LaBCo. or their membership interests in LaB Investing Co. L.L.C. ("LaBLLC"), as described in the Offering Memorandum under the heading "Certain Transactions--Reorganization and Related Transactions", the initial public offering of 11,500,000 shares of common stock (the "COMMON STOCK") of the Company (with an over-allotment option for an additional 1,725,000 additional shares), the issuance of $16.4 million of subordinated indebtedness by LaBInc. and the repayment of $5.0 million of subordinated indebtedness by LaBCo. are hereinafter referred to as the "RELATED TRANSACTIONS."

                  The Company wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Notes.

                  1. PRELIMINARY OFFERING MEMORANDUM AND OFFERING MEMORANDUM. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "ACT"), in reliance on an exemption pursuant to Section 4(2) under the Act and the rules and regulations promulgated thereunder. The Company has prepared a preliminary offering memorandum, dated July 30, 1999 (the "PRELIMINARY OFFERING MEMORANDUM"), and an offering memorandum, dated August __, 1999 (the "OFFERING MEMORANDUM"), setting forth information regarding the Company and the Notes. Unless stated herein to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date thereof and are not meant to include any supplement or amendment subsequent thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers on the terms and subject to the conditions set forth herein.

                  The Company understands that the Initial Purchasers propose to make offers and sales ("EXEMPT RESALES") of the Notes purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States who are, or whom the Initial Purchaser reasonably believe to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions under Rule 144A and (ii) outside the United States to persons other than U.S. persons in reliance upon and in compliance with Regulation S under the Act, as such regulation may be amended from time to time ("REGULATION S"). The persons specified in clauses (i) and (ii) are referred to herein as the "ELIGIBLE PURCHASERS." As used herein, the terms "UNITED STATES" and "U.S. PERSONS" have the respective meanings given them in Regulation S.

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, each of the Notes (and each note issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER
         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  2. AGREEMENTS TO SELL, PURCHASE AND RESELL.

                  (a) Upon the basis of the representations, warranties and agreements of the Initial Purchasers herein contained and subject to all the terms and conditions set forth herein, the Company hereby agrees to issue and sell its Notes to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser, severally and not jointly, agrees to purchase from the Company that principal amount of Notes set forth opposite the name of such Initial Purchaser on SCHEDULE I attached hereto at a purchase price of ___% of the principal amount thereof.

                  (b) Each Initial Purchaser represents and warrants to the Company that it is a Qualified Institutional Buyer with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Notes, it believes it has received all of the information it considers necessary or appropriate for deciding whether to make an investment in the Notes, and has advised the Company that it proposes to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum in Exempt Resales. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) will not solicit offers for, or offer to sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act (including, but not limited to, (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; PROVIDED, HOWEVER, that such limitation shall not preclude the Initial Purchasers from placing any tombstone announcement with respect to the resale by the Initial Purchasers of the Notes, provided that such announcement is not prohibited by (and is in compliance with) Regulation S), and (ii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes as part of its initial offering, only to (A) persons in the United States whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S. Each Initial Purchaser has advised the Company that it will offer the Notes to Eligible Purchasers at a price initially equal to ___% of the principal amount thereof, plus accrued interest, if any, from ____________.

                  (c) Each Initial Purchaser represents and warrants that (i) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Notes in the United Kingdom by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures whether as principal or agent (except in circumstances that do not constitute an offer to the public within the meaning of the Companies Act 1985), (ii) it has complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by such Initial Purchaser in relation to the Notes in, from or otherwise involving the United Kingdom and
(iii) it has only issued or passed on and will only issue or pass on in or from the United Kingdom to any persons any document received by such Initial Purchaser in connection with the issue of the Notes if the recipient is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988, as amended.

                  (d) Each Initial Purchaser represents and warrants that with respect to Notes offered and sold or to be offered and sold pursuant to Regulation S it has offered and sold the Notes and agrees that it will offer and sell the Notes (i) as part of its initial distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Closing Date (as defined in Section 3 below), only in accordance with Rule 903 of Regulation S. Accordingly, each Initial Purchaser represents, warrants and agrees that with respect to Notes offered and sold or to be offered and sold pursuant to Regulation S none of it, its affiliates or any persons acting on its behalf or on behalf of its affiliates has engaged or will engage in any directed selling efforts in the United States with respect to the Notes, and it and its affiliates have complied and will comply with the offering restrictions requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of any sale of Notes pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Notes from it during the restricted period a confirmation or notice to substantially the following effect:

         The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their initial distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the respective meanings given to them in Regulation S under the Securities Act.

                  Each Initial Purchaser understands that the Company and, for the purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7(d) and Section 7(e) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and agreements and each Initial Purchaser hereby consents to such reliance.

                  3. DELIVERY OF THE NOTES AND PAYMENT THEREFOR. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, 10006 at 9:00 A.M., New York City time, on August __, 1999 (the "CLOSING DATE"). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

                  The Notes will be delivered to the Initial Purchasers against payment of the purchase price therefor by federal funds certified check or wire transfer, in each case, of immediately available funds payable in accordance with written instructions from the Company. The Notes will be evidenced by one or more global notes (each, a "GLOBAL NOTE") and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 1:00 p.m., New York City time, on the business day preceding the Closing Date. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

                  4. AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers as follows:

                  (a) Until the completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, the Company will advise the Initial Purchasers promptly and, if requested, will confirm such advice in writing, of any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company, taken as a whole, or of the happening of any event or the existence of any condition that requires any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) will comply with applicable law.

                  (b) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers may reasonably request.

                  (c) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object in writing after being so advised unless, in the opinion of counsel to the Company, such amendment or supplement is necessary to comply with applicable law.

                  (d) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to the Initial Purchasers, without charge, in such reasonable quantities as the Initial Purchasers shall have requested or may hereafter request, copies of the Preliminary Offering Memorandum. The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto prepared in accordance with Section 4(c)) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

                  (e) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist that in the judgment of the Company or in the opinion of the Initial Purchasers based on advice of counsel requires any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) will comply with applicable law, the Company will, in each such case subject to Section 4(c), forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers that number of copies thereof as they shall reasonably request.

                  (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; PROVIDED that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) So long as any of the Notes are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as reasonably practicable, a copy of each report of the Company filed with the Securities and Exchange Commission (the "COMMISSION") and (ii) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request.

                  (h) The Company will apply the proceeds from the sale of the Notes to be sold by them hereunder in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

                  (i) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales. Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), the Company will not solicit any offers to buy and will not offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) or by means of any directed selling efforts (as defined under Regulation S and the Commission's releases related thereto).

                  (j) The Company will assist the Initial Purchasers in causing the Notes to be eligible for trading on the PORTAL market.

                  (k) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted Notes" within the meaning of Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Notes.

                  (l) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale by the Company to the Initial Purchasers or by the Initial Purchasers to the Eligible Purchasers of the Notes.

                  (m) The Company agrees to comply with all of the terms and conditions of the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                  (n) The Company agrees that not later than any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Company shall use its best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "1939 ACT") and will cause to be entered into any necessary supplemental indentures in connection therewith.

                  (o) The Company shall not resell any Notes that have been acquired by it.

                  (p) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as reasonably practicable after they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by the most recent consolidated financial statements of the Company appearing in the Offering Memorandum.

                  5. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to the Initial Purchasers that:

                  (a) No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for any such purpose has been commenced or is pending or, to the knowledge of the Company, is threatened.

                  (b) The Preliminary Offering Memorandum and Offering Memorandum, as of their respective dates, and the Offering Memorandum, as of the Closing Date, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers through Salomon Smith Barney Inc. expressly for use therein.

                  (c) As of the Closing Date, the Indenture will have been duly and validly authorized by the Company and, upon its execution and delivery by the Company and assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; the Indenture conforms in all material respects to the description thereof in the Offering Memorandum; and no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.

                  (d) As of the Closing Date, the Notes will have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; and the Notes conform in all material respects to the descriptions thereof in the Offering Memorandum.

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Offering Memorandum, and is duly registered and qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such registration or qualification, except where the failure to so register or qualify could not reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"); each of LaBCo. and LaBLLC has been duly organized and is validly existing as a limited partnership and a limited liability company, respectively, in good standing under the laws of the jurisdiction in which it is organized with the power and authority to own or lease, as the case may be, its properties and conduct its business as described in the Offering Memorandum; LaBCo. and LaBLLC are the only subsidiaries (the "SUBSIDIARIES") of the Company;

                  (f) After giving effect to the Reorganization Transactions and the Related Transactions, the Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Offering Memorandum; all of the membership interests in LaBLLC have been duly and validly authorized and issued, are fully paid and, are non-assessable and, after giving effect to the Reorganization Transactions and the Related Transactions, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests in LaBCo. have been duly and validly created and, after giving effect to the Reorganization Transactions and the Related Transactions, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (g) There are no legal or governmental proceedings pending against the Company or, to the knowledge of the Company, threatened against it or either of its Subsidiaries or to which the Company or its Subsidiaries or to which any of the respective properties of the Company or its Subsidiaries is subject that are not adequately disclosed in the Offering Memorandum and that, if adversely decided, would be expected to have a Material Adverse Effect or materially adversely affect the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Notes or the Registration Rights Agreement (collectively, the "TRANSACTION DOCUMENTS") or the Reorganization Transactions or the Related Transactions. There are no agreements, contracts, indentures, leases or other instruments of the Company or either of its Subsidiaries that are material to the Company and its Subsidiaries, taken as a whole, that are not described in the Offering Memorandum. Except as disclosed in the Offering Memorandum, neither the Company nor either of its Subsidiaries is involved in any strike, job action or labor dispute with any group of its employees that would reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, no such action or dispute is threatened.

                  (h) Neither the Company nor any Subsidiary is in violation or default of, and none of (x) the issuance, offer, sale or delivery of the Notes, (y) the execution, delivery or performance of the Transaction Documents and the Related Agreements (as defined below) by the Company to the extent a party thereto, or (z) the consummation by the Company of the Transaction Documents, the Reorganization Transactions, the Related Transactions or the transactions contemplated hereby or thereby will conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the organizational documents of the Company or any of its Subsidiaries, or (ii) any agreement, indenture, lease or other instrument to which any of the Company or its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum or any such conflicts, breaches or defaults that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) any statute, law, regulation or judgment, injunction, order or decree applicable to the Company or either of its Subsidiaries or any of their respective properties, except any such violations that in the aggregate could not reasonably be expected to have a Material Adverse Effect; the consummation of the transactions contemplated in this Agreement, the Reorganization Transactions and the Related Transactions will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or its Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their respective properties or assets is subject, other than liens, charges and encumbrances disclosed in the Offering Memorandum or which could not reasonably be expected to have a Material Adverse Effect.

                  (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the this Agreement or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Offering Memorandum and the Registration Rights Agreement.

                  (j) Arthur Andersen LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (k) Sugarman & Thrope, P.C., who have certified certain financial statements of Fowler, Rosenau & Geary LLC ("FOWLER") delivered their report with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to Fowler within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (l) The consolidated historical financial statements and schedules of the Company and its consolidated Subsidiaries included in the Preliminary Offering Memorandum and Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Summary--Summary Historical Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" in the Preliminary Offering Memorandum and Offering Memorandum fairly present, on the basis stated in the Preliminary Offering Memorandum and Offering Memorandum, the information included therein. The pro forma financial statements included in the Preliminary Offering Memorandum and Offering Memorandum are based on assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Preliminary Offering Memorandum and Offering

         Memorandum. The pro forma financial statements included in the Preliminary Offering Memorandum and Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (m) The Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company and each of this Agreement and, as of the Closing Date, the Registration Rights Agreement will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement, enforceable against the Company in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (n) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, neither the Company nor either of its Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material or will be material to the Company, taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt of the Company or either Subsidiary.

                  (o) Each of the Company and its Subsidiaries owns or leases all such properties as are materially necessary to the conduct of its operations as presently conducted, and all of the property held under lease by any of the Company or its Subsidiaries is held by it under valid, subsisting and enforceable leases, except as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

                  (p) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto in accordance with Section 4(c) hereof).

                  (q) The Company and its Subsidiaries (i) have such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each, an "AUTHORIZATION") of and have made all material filings with and notices to, all Federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, and (ii) are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to consummate the Reorganization Transactions and the Related Transactions and to conduct their respective businesses as described in the Offering Memorandum. Each such Authorization is valid and in full force and effect and the Company and each of its Subsidiaries is in material compliance with all of the terms and conditions thereof; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other limitation of the rights of the holder of any such Authorization; and other than as disclosed in the Offering Memorandum, such Authorizations do not contain net capital or other requirements which are materially more burdensome than those imposed on LaBCo. and LaBLLC immediately prior to the consummation of the Reorganization Transactions and the Related Transactions

                  (r) All stockholder, partnership and limited liability company member approvals necessary for the Company and each Subsidiary to consummate the Reorganization Transactions and the Related Transactions have been obtained and are in full force and effect.

                  (s) The Company's authorized equity capitalization is as set forth in the Offering Memorandum under the heading "Capitalization.".

                  (t) Neither the Company nor, to the knowledge of the Company, any employee or agent of the Company has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which violation could reasonably be expected to have a Material Adverse Effect.

                  (u) No holder of any security of the Company (other than holders of the Notes) has any right to request or demand registration of any security of the Company because of the consummation of the transactions contemplated by the Transaction Documents.

                  (v) The Company is not and, upon sale of the Notes to be issued and sold hereby in accordance herewith and the application of the net proceeds of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (w) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                  (x) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) that is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Notes.

                  (y) Assuming (i) the representations and warranties of the Initial Purchasers in Section 2 hereof are true and correct in all material respects, (ii) each Initial Purchaser complies with the covenants set forth in Section 2 hereof, (iii) compliance by each Initial Purchaser with the offering and transfer procedures and restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Notes and (v) purchasers to whom the Initial Purchasers initially resell Notes receive a copy of the Offering Memorandum prior to such sale, the purchase and sale of the Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Notes on the terms and in the manner set forth in the Offering Memorandum and
         Section 2 hereof) do not require registration under the Act.

                  (z) Each of the Company and its Subsidiaries and ERISA Affiliates has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") and
         Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA) for which the Company or any of its Subsidiaries or ERISA Affiliates have or may have any liability (contingent or otherwise) and each such plan is in compliance in all material respects with the applicable provisions of ERISA and such regulations and published interpretations thereunder. Neither the Company nor any of its Subsidiaries or ERISA Affiliates have incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has engaged in any non-exempt "prohibited transaction" under ERISA or the Code. The term "ERISA AFFILIATE" means each trade or business (whether or not incorporated) that would be treated as a single employer with the Company under Title IV of ERISA or Section 412 of the Code.

                  (aa) Immediately after the consummation of the purchase and sale of the Notes, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will it be, after giving effect to the consummation of such transactions, (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.

                  (bb) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

                  (cc) The statements set forth under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations--Year 2000" and "Risk Factors--Year 2000 compliance problems could cause our trading-related communications and data processing systems to fail, which could result in losses" accurately and fairly set forth the current state of the Company's efforts to address the Year 2000 Problem and the risks and costs of the Company relating to the Year 2000 Problem. The "YEAR 2000 PROBLEM" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, transmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (dd) Each of the stockholders' agreement, each employment agreement, each noncompetition agreement and each pledge agreement (each as described in the Offering Memorandum, together the "RELATED AGREEMENTS"), as of the Closing Date, will have been duly authorized, executed and delivered and will as of the Closing Date constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Company will have obtained as of the Closing Date the signature of each other party to each of the Related Agreements, PROVIDED, HOWEVER, that the Company, makes no representation or warranty as to the authorization, execution or delivery of any such agreement by any other party thereto.

                  (ee) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ff) The Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Offering Memorandum to be conducted, except to the extent a failure to so own, possess, license or have rights to use Intellectual Property could not reasonably be expected have a Material Adverse Effect.

                  (gg) LaBCo. is registered as a broker-dealer with the SEC under the Exchange Act and is a member organization in good standing with the NYSE. LaBCo. is not required to be registered with the securities authority of any state.

                  (hh) LaBCo. is a broker-dealer subject to the provisions of Regulation T (12 C.F.R. Section .220) of the Board of Governors of the Federal Reserve System. LaBCo. maintains procedures and internal controls designed to ensure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, and management officials of the Company regularly supervise the activities of LaBCo., and the activities of its employees, to ensure that LaBCo. does not extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T.

                  (ii) There is no franchise, contract or other document of a character that would be required to be described in an Offering Memorandum under the Act, which is not described in the Offering Memorandum; and the statements set forth in the Offering Memorandum under the headings "Description of the Capital Stock," "Business--Regulatory Matters," "Certain Transactions," "Employment and Noncompetition Agreements," "Incentive Awards to our Employees," "Description of Notes," "Description of Other Indebtedness" and "Certain United States Federal Income Tax Consequences to Non-U.S. Taxpayers" fairly summarize the matters described therein.

                  (jj) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Memorandum.

                  (kk) No Subsidiary of the Company is currently prohibited, directly or indirectly, from making any distribution in respect of its membership or partnership interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Offering Memorandum.

                  6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable costs of investigation) incurred by any such persons arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to an Initial Purchaser furnished in writing to the Company by an Initial Purchaser, through Salomon Smith Barney Inc., expressly for use in connection therewith; PROVIDED, HOWEVER, that the indemnification contained in this paragraph (a), with respect to the Preliminary Offering Memorandum shall not inure to the benefit of an Initial Purchaser on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and such Initial Purchaser sold Notes to that person without sending or giving, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented). The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against an Initial Purchaser or any person who controls an Initial Purchaser in respect of which indemnity may be sought against the Company in accordance with this
Section 6, such Initial Purchaser or any such person who controls such Initial Purchaser shall promptly notify in writing the Company, and the Company shall assume the defense thereof, including the employment of counsel reasonably acceptable to such Initial Purchaser or such person who controls such Initial Purchaser and payment of all fees and expenses relating to the assumption of the defense by the Company. An Initial Purchaser or any person who controls an Initial Purchaser shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or any such person who controls an Initial Purchaser unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel on a timely basis or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Initial Purchaser or any such person who controls an Initial Purchaser and the Company and such Initial Purchaser or any such person who controls an Initial Purchaser shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding (a "CONFLICTED ACTION") on behalf of such Initial Purchaser or any such person who controls an Initial Purchaser). It is understood, however, that the Company shall, in connection with any such Conflicted Action, be liable for the reasonable fees and expenses of a single counsel (in addition to any local counsel) for the Initial Purchasers and each such person who controls an Initial Purchaser, which firm shall be designated in writing by Salomon Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as incurred as provided in paragraph (a) hereof. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Company, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless the Initial Purchasers, to the extent provided in paragraph (a), and any person who controls an Initial Purchaser from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, their respective directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to information relating to such Initial Purchaser furnished in writing by such Initial Purchaser through Salomon Smith Barney Inc. expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of their respective directors or officers or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against an Initial Purchaser pursuant to this paragraph (c), such Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company, its directors and officers and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that an Initial Purchaser may otherwise have.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and an Initial Purchaser on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and an Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and an Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and an Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Notes purchased by it and distributed to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of an Initial Purchaser or any person who controls an Initial Purchaser, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder and (iii) any termination of this Agreement. A successor to an Initial Purchaser or any person who controls an Initial Purchaser, the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of each Initial Purchaser to purchase and pay for the Notes to be purchased by it on the Closing Date hereunder are subject to the fulfillment, in such Initial Purchaser's sole discretion, of the following conditions:

                  (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for those purposes shall have been commenced or shall be pending or, to the knowledge of the Company, threatened. No order suspending the sale of the Notes in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, threatened.

                  (b) At the Closing Date, the Reorganization Transactions and the Related Transactions shall have been consummated; and the Company shall have provided to the Initial Purchasers or counsel for the Initial Purchasers copies of all closing documents delivered to the parties to the Reorganization Transactions and the Related Transactions.

                  (c) Subsequent to the date hereof, (i) except as disclosed or contemplated in the Offering Memorandum, there shall not have occurred any material adverse change in the condition (financial or other), business, prospects, properties, assets, net worth or results of operations of the Company, taken as a whole, which, in the opinion of the Initial Purchasers, would materially adversely affect the market for the Notes, or (ii) the Offering Memorandum shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Offering Memorandum to correct any such misstatement or omission could, in the sole judgment of the Initial Purchasers, materially adversely affect the marketability of the Notes.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion of Fulbright & Jaworski LLP, counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of EXHIBIT A hereto.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion of Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may request.

                  (f) The Initial Purchasers shall have received a "cold comfort" letter addressed to the Initial Purchasers, and dated the date hereof and the Closing Date, from each of Arthur Andersen LLP and Sugarman & Thrope, P.C., substantially to the effect set forth in EXHIBIT B hereto.

                  (g) (i) There shall not have been any material change in the capital stock of the Company or any Subsidiary nor any material increase in the short-term or long-term debt of the Company or any Subsidiary from that set forth or contemplated in the Offering Memorandum; (ii) except as disclosed or contemplated by the Offering Memorandum, the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole; (iii) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; and (iv) the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the Chairman and Chief Executive Officer and the chief accounting officer of the Company (or such other officers as are reasonably acceptable to the Initial Purchasers), to the effect set forth in this Section 7(g) and in Section 7(h) hereof.

                  (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of their respective agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                  (i) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of Notes of the Company (including the Notes), or (ii) it is reviewing its ratings assigned to any class of Notes of the Company (including the Notes) with a view to possible downgrading, with negative implications or direction not determined.

                  (j) The Notes shall have been approved for trading on PORTAL.

                  (k) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and customary closing documents as the Initial Purchasers shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers.

                  Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

                  8. EXPENSES.

                  (a) Whether or not the purchase and sale of the Notes hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the printing or reproduction of the Preliminary Offering Memorandum and Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them, this Agreement, the Registration Rights Agreement and the Indenture; (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum and all amendments or supplements thereto as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements and documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on PORTAL; (vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); and (vii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                  (b) If the purchase and sale of the Notes hereunder is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by an Initial Purchaser in payment for the Notes on the Closing Date, the Company shall reimburse the Initial Purchasers promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes and the other transactions contemplated hereby; PROVIDED that the defaulting Initial Purchaser shall reimburse the Company upon demand for all reasonable out-of-pocket expenses (including reasonable fees and expenses for law and accounting services and printing costs) that shall have been incurred by it in connection with the proposed purchase and sale of the Notes and the transactions contemplated hereby.

                  9. TERMINATION OF AGREEMENT. (a) This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States or the market for the Notes is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Notes on the terms set forth on the cover page of the Offering Memorandum (or if not yet in existence then the Preliminary Offering Memorandum) or to enforce contracts for the resale of the Notes by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  (b) If any Initial Purchaser shall fail to purchase and pay for any of the Notes agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Initial Purchaser shall be obligated to take up and pay for the Notes which the defaulting Initial Purchaser agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate principal amount of Notes which the defaulting Initial Purchaser agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth in Schedule I hereto, the remaining Initial Purchaser shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such non-defaulting Initial Purchaser does not purchase all the Notes, this Agreement will terminate without liability to the non-defaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9(b), the Closing Date shall be postponed for such period, not exceeding seven days, as the non-defaulting Initial Purchaser shall determine in order that the required changes in the Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or the non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. INFORMATION FURNISHED BY THE INITIAL PURCHASERS. The statements set forth in the stabilization legend on the inside front cover, the last paragraph on the cover page and in the second paragraph under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum, constitute the only information furnished by the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

                  11. MISCELLANEOUS. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at LaBranche & Co Inc., One Exchange Plaza, New York, New York, 10006, Attention: [ ] or (ii) if to the Initial Purchasers, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013,
Attention: Manager, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, and its respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the terms "successors and assigns" as used in this Agreement shall include a purchaser from an Initial Purchaser of any of the Notes in its status as such purchaser.

                  12. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without regard to principles of conflicts of law.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument.

                     [Rest of Page intentionally left blank]

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

                                 Very truly yours,

                                 LaBRANCHE & CO INC.


                                 By:
                                     --------------------------------
                                     Name:
                                     Title:


Confirmed as of the date first above mentioned.

SALOMON SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION


By:  SALOMON SMITH BARNEY INC.


By:
   -------------------------------------------
   Name:
   Title:

                                                                       EXHIBIT A



                   Form of Opinion of Fulbright & Jaworski LLP


                  1. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; the execution and delivery of, and the performance by the Company of its obligations under the Indenture have been duly and validly authorized by the Company; and the Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

                  2. No qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes as contemplated by the Purchase Agreement.

                  3. The Notes have been duly authorized by the Company and, when authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms of the Purchase Agreement, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

                  4. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable.

                  5. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such registration or qualification, except where the failure to so register or qualify could not reasonably be expected to have a Material Adverse Effect.

                  6. Each of LaBCo. and LaBLLC has been duly organized and is validly existing as a limited partnership and a limited liability company, respectively, in good standing under the laws of its jurisdiction of organization; and the partnership interests in LaBCo. and the membership interests in LaBLLC have been duly and validly authorized and issued and are fully paid and nonassessable and are owned of record directly or indirectly by the Company, to the knowledge of such counsel, to the knowledge of such counsel, free and clear of all liens, encumbrances, equities or claims.

                  7. The Company's authorized equity capitalization is as set forth in the Offering Memorandum under the heading "Capitalization."

                  8. (x) The issuance, offer, sale or delivery of the Notes,
(y) the execution, delivery or performance of the Transaction Documents by the Company, or (z) the consummation by the Company or any Subsidiary of any of the transactions contemplated by the Transaction Documents, the Reorganization Transactions or the Related Transactions, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the organizational documents of the Company or any Subsidiary, (ii) any agreement, indenture, lease or other document described in the Offering Memorandum under the headings "Certain Transactions--Reorganization and Related Transactions-- Reorganization" and "--Interest on Indebtedness" or filed as an Exhibit to the Company's Registration Statement on Form S-1 (No. 333-80791) relating to the initial public offering of its Common Stock (together with the amended and restated limited partnership agreement of LaBCo., dated August __, 1999 and the amended and restated limited liability company operating agreement of LaBLLC, dated August __, 1999, to be hereinafter referred to as the "MATERIAL Contracts"), or (iii) any statute, law, ordinance or administrative, governmental or self-regulatory organization rule or regulation known to us to be applicable to the Company or any Subsidiary or any of their respective properties, or any filing or judgment, injunction, order or decree known to us of any court or governmental agency or body as having jurisdiction over the Company or any Subsidiary, except any which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and the consummation of the transactions contemplated by the Transaction Documents, the Reorganization Transactions and the Related Transactions will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any Material Contract, other than as disclosed in the Offering Memorandum; PROVIDED, HOWEVER, that, for the purposes of this paragraph 8 insofar as the consummation of the Reorganization Transactions and Related Transactions are concerned, such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, and fraudulent transfer laws, or as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                  9. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the Purchase Agreement or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Offering Memorandum and the Registration Rights Agreement.

                  10. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under, the Purchase Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, and each of the Purchase Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company. The Registration Rights Agreement constitutes the valid and legally binding agreement of the

Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

                  11. Each of the Related Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  12. All stockholder, partnership and limited liability company member approvals necessary for LaBInc., LaBCo. and LaBLLC to consummate the Reorganization Transactions and the Related Transactions have been obtained and are in full force and effect.

                  13. The Company and its Subsidiaries (i) have such Authorizations of, and have made all filings with and notices to, the courts and the governmental agencies or bodies of the United States of America and the State of New York and all applicable self-regulatory organizations and (ii) are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to consummate the Reorganization Transactions and the Related Transactions. Each such Authorization is valid and in full force and effect; and, to the best of such counsel's knowledge, no event has occurred that would reasonably be expected to result in the revocation, suspension or termination of any such Authorization; and other than as disclosed in the Offering Memorandum, such Authorizations contain no net capital or other requirements or conditions that are materially more burdensome than those imposed on LaBCo. or LaBLLC immediately prior to the consummation of the Reorganization Transactions.

                  14. Assuming (i) the representations and warranties of the Company in Section 5 of the Purchase Agreement are true and correct, (ii) the representations and warranties of the Initial Purchasers in Section 2 of the Purchase Agreement are true and correct, (iii) the Company complies with the covenants set forth in Section 4 of the Purchase Agreement, (iv) the Initial Purchasers comply with the covenants set forth in Section 2 of the Purchase Agreement, (v) the Initial Purchasers comply with the offering and transfer procedures and restrictions described in the Offering Memorandum, (vi) the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Notes are true and correct and (vii) purchasers to whom the Initial Purchasers initially resell Notes receive a copy of the Offering Memorandum prior to such sale, the purchase and sale of the Notes pursuant to the Purchase Agreement (including the Initial Purchasers' offering and sale of the Notes on the terms and in the manner set forth in the Offering Memorandum and Section 2 of the Purchase Agreement) do not require registration under the Act.

                  15. The Indenture, the Notes and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                  16. To our knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property of a character which would be required to be disclosed in a prospectus pursuant to the Act which is not adequately disclosed in the Offering Memorandum, and there is no franchise, contract or other document of a character which would be required to be described in a prospectus pursuant to the Act which is not described in the Offering Memorandum. The statements included in the Offering Memorandum under the headings "Description of Capital Stock," "Business--Regulatory Matters," "Certain Transactions," "Employment and Noncompetition Agreements," Incentive Awards to Our Employees," "Description of Notes," "Description of Certain Other Indebtedness" and "Certain United States Federal Income Tax Consequences to Non-U.S. Persons" fairly summarize the matters therein described.

                  17. The Company is not, nor immediately after the sale of the Notes to be sold under the Purchase Agreement and the application of the proceeds from such sale (as described in the Offering Memorandum under the caption "Use of Proceeds") will it be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  18. The Material Contracts do not contain any provisions that prohibit any Subsidiary of the Company, directly or indirectly, from making any distribution in respect of its membership or partnership interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Offering Memorandum.

                  19. It is not necessary in connection with the grant, issuance, offer, sale and delivery of the securities to be issued by the Company pursuant to the Reorganization Transactions and the Related Transactions, to register any such securities under the Act, or to qualify any indenture under the 1939 Act.

                  20. LaBCo. is registered as a broker-dealer with the SEC under the Exchange Act and is a member organization in good standing with the NYSE. LaBCo. is not required to be registered with the securities authority of any state.

                  21. Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation T, U or X of the Board of Governors of the Federal Reserve system.

                  We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Initial Purchasers and counsel for the Initial Purchasers at which conferences the contents of the Offering Memorandum and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in paragraph 16), and that our judgment as to materiality is, to the extent we deem proper, based in part upon the views of appropriate officers and other representatives of the Company, nothing has come to our attention that leads us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Offering Memorandum).

                                                                       EXHIBIT B



                          ACCOUNTANTS' COMFORT LETTERS

         1. The Company shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the six-month period ended June 30, 1999, and as at June 30, 1999, in accordance with Statement on Auditing Standards No. 71 and stating in effect that:

                  (i) in their opinion the audited financial statements, financial statement schedules and pro forma financial statements included in the Offering Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its Subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the six-month period ended June 30, 1999, and as at June 30, 1999, as indicated in their
         report dated        , 1999; carrying out certain specified
         procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the Managing Committee of LaBLLC; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to June 30, 1999, nothing came to their attention which caused them to believe that:

                                    (A) any unaudited financial statements
                           included in the Offering Memorandum do not comply as to form in all material respects with applicable accounting requirements of the Exchange Act and with the related rules and regulations adopted by the Commission; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum;

                                    (B) with respect to the period subsequent to
                           June 30, 1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term indebtedness of the Company and its Subsidiaries or capital stock of the Company or decreases in the members' capital/stockholders' equity of the Company as compared with the amounts shown on the June 30, 1999 consolidated balance sheet included in the Offering Memorandum, or for the period from July 1, 1999 to such specified date there were any decreases, as compared with the corresponding period for the prior fiscal year in total revenues, income before managing directors' compensation, limited partners' interest in earnings of subsidiary and provision for income taxes or income before limited partners' interest in earnings of subsidiary and provision for income taxes except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                    (C) the information included in the Offering
                           under the headings "Summary--Summary Historical Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                   (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Offering Memorandum, including the information set forth under the captions "Summary--Summary Selected Historical Consolidated Financial Data," "Capitalization," "Selected Historical Consolidated Financial Data" and "Management Discussion and Analysis of Financial Condition and Results of Operations" in the Offering Memorandum, agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.

         References to the Offering Memorandum in this paragraph (1) include any supplement thereto at the date of the letter.

         The Company shall have received from Arthur Andersen LLP (and furnished to the Representatives) a review report with respect to Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three fiscal years ending December 31, 1998, and with respect to Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the six-month period ending June 30, 1999, in respect of which a Statement on Auditing Standards No. 71 review has been performed and the corresponding period for the prior fiscal year, each in accordance with Statement on Standards for Attestation Engagements No. 8 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, and such report shall be included in the Offering Memorandum.

         2. The Company shall have caused Sugarman & Thrope, P.C. to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations adopted by the Commission thereunder and stating in effect that, in their opinion, the audited financial statements and financial statement schedules included in the Offering Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

         References to the Offering Memorandum in this paragraph 2 include any supplement thereto at the date of the letter.

                                                           SCHEDULE I
                                                           ----------



                                                          Principal Amount
                                                              of Notes
Initial Purchasers                                         To Be Purchased
------------------                                         ---------------
Salomon Smith Barney Inc..................................   $[         ]
Donaldson, Lufkin & Jenrette Securities Corporation.......    [         ]
                                                             ------------
Total                                                        $[         ]
                                                             ------------
                                                             ------------